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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of the earliest event reported): November 29, 2004

                          PRIMEDEX HEALTH SYSTEMS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


            New York                                      13-3326724
(State or other jurisdiction of                   (IRS Employer Identification
 incorporation or organization)                              No.)

                                     0-19019
                            (Commission File Number)

                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of principal executive offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's telephone number, including area code)


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SECTION 7.01  REGULATION FD DISCLOSURE.

         On November 30, 2004, Primedex Health Systems, Inc. issued a press release announcing the restructuring of $19.2 million of its outstanding secured debt. The press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

SECTION 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         EXHIBIT NUMBER                 DESCRIPTION
         --------------                 -----------

              10.1 Second Amended, Restated and Consolidated Loan and Security Agreement

              10.2            Amended Restated and Consolidated Loan and
                              Security Agreement

              99.1            Press release dated November 30, 2004.


         The information in this Current Report on Form 8-K, including the exhibits thereto, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Securities Exchange Act of 1934, unless that filing expressly refers to specific information in this report.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 30, 2004                    PRIMEDEX HEALTH SYSTEMS, INC.


                                            By: /s/ Norman R. Hames
                                                ------------------------------
                                                Norman R. Hames
                                                Vice President





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                                  EXHIBIT INDEX


        EXHIBIT NUMBER                     DESCRIPTION
        --------------                     -----------

              10.1 Second Amended, Restated and Consolidated Loan and Security Agreement

              10.2            Amended Restated and Consolidated Loan and
                              Security Agreement

              99.1            Press release dated November 30, 2004.




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